As filed with the Securities and Exchange Commission on December 15, 1999

                                                     Registration No. 333-78365

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM S-1
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                                ---------------

                                 eCollege.com
            (Exact name of registrant as specified in its charter)

        Delaware                     7379                     84-1351729
    (State or Other      (Primary Standard Industrial      (I.R.S. Employer
    Jurisdiction of       Classification Code Number)       Identification
    Incorporation or                                           Number)
     Organization)

                                ---------------

                          10200 A East Girard Avenue
                            Denver, Colorado 80231
                                (303) 873-7400
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ---------------

                             Mr. Robert N. Helmick
                     President and Chief Executive Officer
                                 eCollege.com
                          10200 A East Girard Avenue
                            Denver, Colorado 80231
                                (303) 873-7400
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                                ---------------

                                with copies to:
      Richard R. Plumridge, Esq.              James C.T. Linfield, Esq.
       John E. Hayes, III, Esq.                  Cooley Godward LLP
          Lexi Methvin, Esq.              2595 Canyon Boulevard, Suite 250
    Brobeck, Phleger & Harrison LLP            Boulder, Colorado 80302
 370 Interlocken Boulevard, Suite 500              (303) 546-4000
      Broomfield, Colorado 80021
            (303) 410-2000

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  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

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  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-78365

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                     CALCULATION OF REGISTRATION FEE
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
                                                                           Aggregate         Amount of
     Title of each class of          Amount to be     Offering price       offering        registration
   securities to be registered       registered(1)     per share(2)        price(2)          fee(2)(3)
-------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value...        575,000           $11.00          $6,325,000         $3,197.00

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(1) Includes 75,000 shares which the Underwriting have the option to purchase from the Company to cover over-allotments, if any.

(2) Based upon the offering price of the Common Stock of $11.00 per share.

(3) Calculated pursuant to Rule 457(a). Shares of Common Stock previously registered on the Company's Registration Statement on Form S-1 (No. 333-78365) include 5,175,000 shares for which the registration fee has been previously been paid.

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   This Registration Statement is being filed with respect to the registration of additional shares of the Common Stock, $.01 par value per share, of eCollege.com, a Delaware corporation (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Company's earlier effective registration statement (Registration No. 333-78365) are incorporated in this Registration Statement by reference.

   The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Denver, Colorado, on this 14th day of December, 1999.

                                          eCollege.com

                                          By: ___/s/ Robert N. Helmick___
                                             Name:Robert N. Helmick
                                             Title:President and Chief
                                             Executive Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on December 14, 1999:

                 Signature                                   Title(s)
                 ---------                                   --------

                     *                      President, Chief Executive Officer and
___________________________________________  Chairman of the Board of Directors
             Robert N. Helmick               (principal executive officer)

                     *                      Chief Financial Officer and Treasurer
___________________________________________  (principal financial officer)
            Douglas H. Kelsall

                     *                      Vice President, Finance (principal
___________________________________________  accounting officer)
              Ginger C. Smith

                     *                      Vice President, Chief Technology Officer
___________________________________________  and Director
            Jonathan M. Dobrin

                     *                      Director
___________________________________________
            Jack W. Blumenstein

                     *                      Director
___________________________________________
          Christopher E. Girgenti

                     *                      Director
___________________________________________
              Oakleigh Thorne

                     *                      Director
___________________________________________
               Jeri Korshak


       Robert N. Helmick
*By: /s/_______________________
       Robert N. Helmick
       Attorney-in-Fact

                                      II-1
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                               INDEX TO EXHIBITS

 Number                                Description
 ------                                -----------
  5.1    Opinion of Brobeck, Phleger & Harrison LLP.
 23.1    Consent of Arthur Andersen LLP.
 23.2    Consent of Brobeck, Phleger & Harrison LLP (included in Exhibit 5.1).
 24.1*   Powers of Attorney (See Signature Page on Page II-5).

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*  Incorporated by reference to the Registrant's Registration Statement on Form
   S-1 (No. 333-78365) filed on May 13, 1999.